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Exhibit 21.1

LIST OF SUBSIDIARIES

3105 WILSHIRE INVESTMENTS LLC, a Delaware limited liability company

ARROWHEAD TOWNE CENTER LLC, a Delaware limited liability company

BILTMORE SHOPPING CENTER PARTNERS LLC, an Arizona limited liability company

BROAD RAFAEL ASSOCIATES (LIMITED PARTNERSHIP), a Pennsylvania limited partnership

BROAD RAFAEL PROPERTIES CORP., a Delaware corporation

CAMELBACK COLONNADE ASSOCIATES LIMITED PARTNERSHIP, an Arizona limited partnership

CAMELBACK COLONNADE PARTNERS, an Arizona general partnership

CAMELBACK COLONNADE SPE LLC, a Delaware limited liability company

CAMELBACK SHOPPING CENTER LIMITED PARTNERSHIP, an Arizona limited partnership

CHANDLER FESTIVAL SPE LLC, a Delaware limited liability company

CHANDLER GATEWAY PARTNERS, LLC, an Arizona limited liability company

CHANDLER GATEWAY SPE LLC, a Delaware limited liability company

CHANDLER VILLAGE CENTER, LLC, an Arizona limited liability company

CHICAGO 500 NORTH MICHIGAN LLC, a Delaware limited liability company

COOLIDGE HOLDING LLC, an Arizona limited liability company

CORTE MADERA VILLAGE, LLC, a Delaware limited liability company

DANBURY MALL ASSOCIATES, LIMITED PARTNERSHIP, a Connecticut limited partnership

DANBURY MALL, LLC, a Delaware limited liability company

DANBURY MALL SPC, INC., a Delaware corporation

DB HOLDINGS LLC, a Delaware limited liability company

DEPTFORD MALL ASSOCIATES L.L.C., a New Jersey limited liability company

DESERT SKY MALL LLC, a Delaware limited liability company

DMA INVESTORS L.P., a Delaware limited partnership

EAST MESA LAND, L.L.C., a Delaware limited liability company

EAST MESA MALL, L.L.C., a Delaware limited liability company

FAIR I, LLC, a Delaware limited liability company

FAIR I SPC, INC., a Delaware corporation

FAIR II, LLC, a Delaware limited liability company

FAIR II SPC, INC., a Delaware corporation

FASHION OUTLETS OF CHICAGO LLC, a Delaware limited liability company

FLAGSTAFF MALL ASSOCIATES LLC, a Delaware limited liability company

FLAGSTAFF MALL SPE LLC, a Delaware limited liability company

FLATIRON PROPERTY HOLDING, L.L.C., an Arizona limited liability company

FON ADJACENT LLC, a Delaware limited liability company

FREE RACE MALL REST., L.P., a New Jersey limited partnership

FREEHOLD I, LLC, a Delaware limited liability company

FREEHOLD I SPC, INC., a Delaware corporation

FREEHOLD CHANDLER HOLDINGS LP, a Delaware limited partnership

FREEHOLD CHANDLER TRUST LLC, a Delaware limited liability company

FREEMALL ASSOCIATES, LLC, a Delaware limited liability company

FREEMALL ASSOCIATES, L.P., a New Jersey limited partnership

FRMR B LLC, a Delaware limited liability company

FRMR, INC., a New Jersey corporation

GRANITE MALL GP, LLC, a Delaware limited liability company

GREAT NORTHERN HOLDINGS, LLC, a Delaware limited liability company

GREAT NORTHERN SPE, LLC, a Delaware limited liability company

GREEN TREE MALL LLC, a Delaware limited liability company

HUDSON PROPERTIES, L.P., a Delaware limited partnership

HUDWIL I, LLC, a Delaware limited liability company

HUDWIL I SPC, INC., a Delaware corporation

HUDWIL IV, LLC, a Delaware limited liability company

HUDWIL IV SPC, INC., a Delaware corporation

JAREN ASSOCIATES #4, an Arizona general partnership

KIERLAND COMMONS INVESTMENT LLC, a Delaware limited liability company

KIERLAND COMMONS TRADENAME LLC, a Delaware limited liability company

KIERLAND GREENWAY, LLC, a Delaware limited liability company

KIERLAND GREENWAY MANAGER, LLC, a Delaware limited liability company

KIERLAND MAIN STREET, LLC, a Delaware limited liability company

KIERLAND MAIN STREET MANAGER, LLC, a Delaware limited liability company

KIERLAND RESIDENTIAL/RETAIL I, LLC, a Delaware limited liability company

KIERLAND TOWER LOFTS, LLC, a Delaware limited liability company

KITSAPARTY, a Washington non-profit corporation

KTL INVESTMENT LLC, a Delaware limited liability company

LA SANDIA SANTA MONICA LLC, a Delaware limited liability company

MACDAN CORP., a Delaware corporation

MACDB CORP., a Delaware corporation

MACERICH ARIZONA MANAGEMENT LLC, a Delaware limited liability company

MACERICH ARIZONA PARTNERS LLC, an Arizona limited liability company

MACERICH ARROWHEAD HOLDINGS LLC, a Delaware limited liability company

MACERICH ATLAS LLC, a Delaware limited liability company

MACERICH BILTMORE CI, LLC, a Delaware limited liability company

MACERICH BILTMORE MM, LLC, a Delaware limited liability company

MACERICH BILTMORE OPI, LLC, a Delaware limited liability company

MACERICH BRICKYARD HOLDINGS LLC, a Delaware limited liability company

MACERICH BROADWAY PLAZA LLC, a Delaware limited liability company

MACERICH BUENAVENTURA GP CORP., a Delaware corporation

MACERICH BUENAVENTURA LIMITED PARTNERSHIP, a California limited partnership

MACERICH CAPITOLA ADJACENT GP LLC, a Delaware limited liability company

MACERICH CAPITOLA ADJACENT LIMITED PARTNERSHIP, a Delaware limited partnership

MACERICH CARMEL GP CORP., a Delaware corporation

MACERICH CARMEL LIMITED PARTNERSHIP, a California limited partnership

MACERICH CERRITOS, LLC, a Delaware limited liability company

MACERICH CERRITOS ADJACENT, LLC, a Delaware limited liability company

MACERICH CERRITOS HOLDINGS LLC, a Delaware limited liability company

MACERICH CERRITOS MALL CORP., a Delaware corporation

MACERICH CHICAGO FASHION OUTLETS LLC, a Delaware limited liability company

MACERICH CHULA VISTA HOLDINGS LLC, a Delaware limited liability company

MACERICH CM VILLAGE GP CORP., a Delaware corporation

MACERICH CM VILLAGE LIMITED PARTNERSHIP, a California limited partnership

MACERICH COTTONWOOD HOLDINGS LLC, a Delaware limited liability company

MACERICH CROSS COUNTY SECURITY LLC, a Delaware limited liability company

MACERICH CROSSROADS PLAZA HOLDINGS GP CORP., a Delaware corporation

MACERICH CROSSROADS PLAZA HOLDINGS LP, a Delaware limited partnership

MACERICH DANBURY ADJACENT LLC, a Delaware limited liability company

MACERICH DEPTFORD II LLC, a Delaware limited liability company

MACERICH DEPTFORD GP CORP., a Delaware corporation

MACERICH DEPTFORD LIMITED PARTNERSHIP, a California limited partnership

MACERICH DEPTFORD LLC, a Delaware limited liability company

MACERICH DESERT SKY MALL HOLDINGS LLC, a Delaware limited liability company

MACERICH EQ GP CORP., a Delaware corporation

MACERICH EQ LIMITED PARTNERSHIP, a California limited partnership

MACERICH FALLBROOK HOLDINGS LLC, a Delaware limited liability company

MACERICH FARGO ASSOCIATES, a California general partnership

MACERICH FIESTA MALL ADJACENT LLC, a Delaware limited liability company

MACERICH FIESTA MALL LLC, a Delaware limited liability company

MACERICH FM SPE LLC, a Delaware limited liability company

MACERICH FREEHOLD CHANDLER GP LLC, a Delaware limited liability company

MACERICH FRESNO GP CORP., a Delaware corporation

MACERICH FRESNO LIMITED PARTNERSHIP, a California limited partnership

MACERICH GOODYEAR CENTERPOINT HOLDINGS LLC, a Delaware limited liability company

MACERICH GREAT FALLS GP CORP., a Delaware corporation

MACERICH GREELEY ASSOCIATES, a California general partnership

MACERICH GREELEY ASSOCIATES, LLC, a Delaware limited liability company

MACERICH GREELEY DEF LLC, a Delaware limited liability company

MACERICH GREELEY MM CORP., a Delaware corporation

MACERICH HILTON VILLAGE GP LLC, a Delaware limited liability company

MACERICH HILTON VILLAGE LLC, a Delaware limited liability company

MACERICH HOLDINGS LLC, a Delaware limited liability company

MACERICH INLAND GP LLC, a Delaware limited liability company

MACERICH INLAND LP, a Delaware limited partnership

MACERICH JANSS MARKETPLACE HOLDINGS LLC, a Delaware limited liability company

MACERICH JESS RANCH HOLDINGS LLC, a Delaware limited liability company

MACERICH LA CUMBRE 9.45 AC LLC, a Delaware limited liability company

MACERICH LA CUMBRE LLC, a Delaware limited liability company

MACERICH LA CUMBRE SPE LLC, a Delaware limited liability company

MACERICH LAKE SQUARE MALL LLC, a Delaware limited liability company

MACERICH LAKEWOOD HOLDINGS LLC, a Delaware limited liability company

MACERICH LAKEWOOD, LLC, a Delaware limited liability company

MACERICH LUBBOCK GP CORP., a Delaware corporation

MACERICH LUBBOCK HOLDINGS LLC, a Delaware limited liability company

MACERICH LUBBOCK LIMITED PARTNERSHIP, a California limited partnership

MACERICH MALL DEL NORTE HOLDINGS LLC, a Delaware limited liability company

MACERICH MANAGEMENT COMPANY, a California corporation

MACERICH MANHATTAN GP CORP., a Delaware corporation

MACERICH MANHATTAN LIMITED PARTNERSHIP, a California limited partnership

MACERICH MARYSVILLE HOLDINGS LLC, a Delaware limited liability company

MACERICH MERCHANTWIRED, LLC, a Delaware limited liability company

MACERICH MESA MALL HOLDINGS LLC, a Delaware limited liability company

MACERICH MIDLAND HOLDINGS LLC, a Delaware limited liability company

MACERICH MILPITAS HOLDINGS LLC, a Delaware limited liability company

MACERICH MONTEBELLO HOLDINGS GP CORP., a Delaware corporation

MACERICH MONTEBELLO HOLDINGS LP, a Delaware limited partnership

MACERICH NEWGATE HOLDINGS LLC, a Delaware limited liability company

MACERICH NEW RIVER HOLDINGS LLC, a Delaware limited liability company

MACERICH NIAGARA LLC, a Delaware limited liability company

MACERICH NORTH BRIDGE LLC, a Delaware limited liability company

MACERICH NORTHGATE GP I LLC, a Delaware limited liability company

MACERICH NORTHGATE GP II LLC, a Delaware limited liability company

MACERICH NORTHGATE HOLDINGS LLC, a Delaware limited liability company

MACERICH NORTH PARK MALL LLC, a Delaware limited liability company

MACERICH NORTHRIDGE LP, a California limited partnership

MACERICH NORTHWESTERN ASSOCIATES, a California general partnership

MACERICH NP LLC, a Delaware limited liability company

MACERICH OAKS LLC, a Delaware limited liability company

MACERICH OAKS ADJACENT LLC, a Delaware limited liability company

MACERICH ONE SCOTTSDALE LLC, a Delaware limited liability company

MACERICH OXNARD, LLC, a Delaware limited liability company

MACERICH PANORAMA GP CORP., a Delaware corporation

MACERICH PANORAMA LP, a Delaware limited partnership

MACERICH PARTNERS OF COLORADO LLC, a Colorado limited liability company

MACERICH PLAZA 580 HOLDINGS LLC, a Delaware limited liability company

MACERICH PPR CORP., a Maryland corporation

MACERICH PPR GP LLC, a Delaware limited liability company

MACERICH PROPERTY EQ GP CORP., a Delaware corporation

MACERICH PROPERTY MANAGEMENT COMPANY, LLC, a Delaware limited liability company

MACERICH PVIC ADJACENT LLC, an Arizona limited liability company

MACERICH QUEENS ADJACENT GUARANTOR GP CORP., a Delaware corporation

MACERICH QUEENS GP CORP., a Delaware corporation

MACERICH RIDGMAR LLC, a Delaware limited liability company

MACERICH RIMROCK GP CORP., a Delaware corporation

MACERICH RIMROCK LIMITED PARTNERSHIP, a California limited partnership

MACERICH SALISBURY B LLC, a Delaware limited liability company

MACERICH SALISBURY GL LLC, a Delaware limited liability company

MACERICH SANTA FE PLACE HOLDINGS LLC, a Delaware limited liability company

MACERICH SANTA MONICA ADJACENT GP CORP., a Delaware corporation

MACERICH SANTA MONICA ADJACENT LP, a Delaware limited partnership

MACERICH SANTA MONICA LP, a Delaware limited partnership

MACERICH SANTA MONICA PLACE CORP., a Delaware corporation

MACERICH SANTAN PHASE 2 SPE LLC, a Delaware limited liability company

MACERICH SASSAFRAS GP CORP., a Delaware corporation

MACERICH SASSAFRAS LIMITED PARTNERSHIP, a California limited partnership

MACERICH SCG GP CORP., a Delaware corporation

MACERICH SCG GP LLC, a Delaware limited liability company

MACERICH SCG LIMITED PARTNERSHIP, a California limited partnership

MACERICH SOUTHLAND HOLDINGS LLC, a Delaware limited liability company

MACERICH SOUTH PARK MALL LLC, a Delaware limited liability company

MACERICH SOUTH PLAINS GP I LLC, a Delaware limited liability company

MACERICH SOUTH PLAINS GP II LLC, a Delaware limited liability company

MACERICH SOUTH PLAINS GP III LLC, a Delaware limited liability company

MACERICH SOUTH PLAINS LP, a Delaware limited partnership

MACERICH SOUTH PLAINS MEMBER LP, a Delaware limited partnership

MACERICH SOUTH PLAINS MEZZ LP, a Delaware limited partnership

MACERICH SOUTHRIDGE MALL LLC, a Delaware limited liability company

MACERICH SOUTH TOWNE GP CORP., a Delaware corporation

MACERICH SOUTH TOWNE LIMITED PARTNERSHIP, a California limited partnership

MACERICH ST MARKETPLACE GP CORP., a Delaware corporation

MACERICH ST MARKETPLACE LIMITED PARTNERSHIP, a California limited partnership

MACERICH STONEWOOD CORP., a Delaware corporation

MACERICH STONEWOOD HOLDINGS LLC, a Delaware limited liability company

MACERICH STONEWOOD, LLC, a Delaware limited liability company

MACERICH SUNLAND PARK HOLDINGS LLC, a Delaware limited liability company

MACERICH SUPERSTITION LAND HOLDINGS LLC, a Delaware limited liability company

MACERICH SUPERSTITION MALL HOLDINGS LLC, a Delaware limited liability company

MACERICH SUPERSTITION SPE HOLDING CORP., a Delaware corporation

MACERICH TRUST LLC, a Delaware limited liability company

MACERICH TUCSON HOLDINGS LLC, a Delaware limited liability company

MACERICH TWC II CORP., a Delaware corporation

MACERICH TWC II LLC, a Delaware limited liability company

MACERICH TWENTY NINTH STREET LLC, a Delaware limited liability company

MACERICH TYSONS LLC, a Delaware limited liability company

MACERICH VALLE VISTA HOLDINGS LLC, a Delaware limited liability company

MACERICH VALLEY FAIR HOLDINGS LLC, a Delaware limited liability company

MACERICH VALLEY RIVER CENTER LLC, a Delaware limited liability company

MACERICH VALLEY VIEW GP CORP., a Delaware corporation

MACERICH VALLEY VIEW LIMITED PARTNERSHIP, a California limited partnership

MACERICH VICTOR VALLEY LLC, a Delaware limited liability company

MACERICH VILLAGE SQUARE II HOLDINGS LLC, a Delaware limited liability company

MACERICH VINTAGE FAIRE GP CORP., a Delaware corporation

MACERICH VINTAGE FAIRE LIMITED PARTNERSHIP, a California limited partnership

MACERICH VV SPE LLC, a Delaware limited liability company

MACERICH WALLEYE LLC, a Delaware limited liability company

MACERICH WASHINGTON SQUARE PETALUMA HOLDINGS LLC, a Delaware limited liability company

MACERICH WESTSIDE GP CORP., a Delaware corporation

MACERICH WESTSIDE LIMITED PARTNERSHIP, a California limited partnership

MACERICH WESTSIDE PAVILION PROPERTY LLC, a Delaware limited liability company

MACERICH WHITTWOOD HOLDINGS GP CORP., a Delaware corporation

MACERICH WHITTWOOD HOLDINGS LP, a Delaware limited partnership

MACERICH WRLP CORP., a Delaware corporation

MACERICH WRLP LLC, a Delaware limited liability company

MACERICH WRLP II CORP., a Delaware corporation

MACERICH WRLP II L.P., a Delaware limited partnership

MACERICH YUMA HOLDINGS LLC, a Delaware limited liability company

MACJ, LLC, a Delaware limited liability company

MAC NORTHRIDGE GP LLC, a Delaware limited liability company

MACW FREEHOLD, LLC, a Delaware limited liability company

MACW MALL MANAGEMENT, INC., a New York corporation

MACW MIDWEST, LLC, a Delaware limited liability company

MACW PROPERTY MANAGEMENT, LLC, a New York limited liability company

MACW TYSONS, LLC, a Delaware limited liability company

MACWH, LP, a Delaware limited partnership

MACWPII LLC, a Delaware limited liability company

MERCHANTWIRED, LLC, a Delaware limited liability company

METROCENTER PERIPHERAL PROPERTY LLC, a Delaware limited liability company

METRORISING AMS HOLDING LLC, a Delaware limited liability company

METRORISING AMS MEZZ1 LLC, a Delaware limited liability company

METRORISING AMS MEZZ2 LLC, a Delaware limited liability company

METRORISING AMS OWNER LLC, a Delaware limited liability company

MIDCOR ASSOCIATES V, LLC, an Arizona limited liability company

MPP LLC, a Delaware limited liability company

MVRC HOLDING LLC, a Delaware limited liability company

MW INVESTMENT GP CORP., a Delaware corporation

MW INVESTMENT LP, a Delaware limited partnership

NEW LAKE LLC, a Delaware limited liability company

NEW RIVER ASSOCIATES, an Arizona general partnership

NORCINO SANTA MONICA LLC, a Delaware limited liability company

NORTH BRIDGE CHICAGO LLC, a Delaware limited liability company

NORTHGATE MALL ASSOCIATES, a California general partnership

NORTHPARK LAND PARTNERS, LP, a Delaware limited partnership

NORTHPARK PARTNERS, LP, a Delaware limited partnership

NORTH VALLEY PLAZA ASSOCIATES, a California general partnership

OAK BROOK NM LEASE, LLC, a Delaware limited liability company

ONE SCOTTSDALE INVESTORS LLC, a Delaware limited liability company

PACIFIC PREMIER RETAIL LP, a Delaware limited partnership

PACIFIC PREMIER RETAIL TRUST, a Maryland real estate investment trust

PALISENE REGIONAL MALL LLC, an Arizona limited liability company

PARADISE VALLEY MALL SPE LLC, a Delaware limited liability company

PARADISE WEST #1, L.L.C., an Arizona limited liability company

PARADISE WEST RSC LLC, an Arizona limited liability company

PHXAZ/KIERLAND COMMONS, L.L.C., a Delaware limited liability company

PPR CASCADE LLC, a Delaware limited liability company

PPR CREEKSIDE CROSSING LLC, a Delaware limited liability company

PPR CROSS COURT LLC, a Delaware limited liability company

PPR KITSAP MALL LLC, a Delaware limited liability company

PPR KITSAP PLACE LLC, a Delaware limited liability company

PPR LAKEWOOD ADJACENT, LLC, a Delaware limited liability company

PPR NORTH POINT LLC, a Delaware limited liability company

PPR REDMOND ADJACENT LLC, a Delaware limited liability company

PPR REDMOND ADJACENT DEVELOPMENT LLC, a Delaware limited liability company

PPR REDMOND OFFICE LLC, a Delaware limited liability company

PPR REDMOND RETAIL LLC, a Delaware limited liability company

PPR SQUARE TOO LLC, a Delaware limited liability company

PPR WASHINGTON SQUARE LLC, a Delaware limited liability company

PPRT LAKEWOOD MALL CORP., a Delaware corporation

PPRT REDMOND OFFICE I LLC, a Delaware limited liability company

PPRT REDMOND OFFICE REIT I GP LLC, a Delaware limited liability company

PPRT REDMOND OFFICE REIT I LP, a Delaware limited partnership

PPRT TRUST LLC, a Delaware limited liability company

PRIMI SANTA MONICA LLC, a Delaware limited liability company

PROPCOR ASSOCIATES, an Arizona general partnership

PROPCOR II ASSOCIATES, LLC, an Arizona limited liability company

QUEENS EXPANSION GP LLC, a Delaware limited liability company

QUEENS MALL EXPANSION LIMITED PARTNERSHIP, a Delaware limited partnership

QUEENS MALL LIMITED PARTNERSHIP, a Delaware limited partnership

RACEWAY ONE, LLC, a New Jersey limited liability company

RACEWAY TWO, LLC, a New Jersey limited liability company

RAILHEAD ASSOCIATES, L.L.C., an Arizona limited liability company

RN 116 COMPANY, L.L.C., a Delaware limited liability company

RN 120 COMPANY, L.L.C., a Delaware limited liability company

RN 124/125 COMPANY, L.L.C., a Delaware limited liability company

RN 540 HOTEL COMPANY L.L.C., a Delaware limited liability company

ROTTERDAM SQUARE, LLC, a Delaware limited liability company

SANTAN FESTIVAL, LLC, an Arizona limited liability company

SANTAN VILLAGE PHASE 2 LLC, an Arizona limited liability company

SARWIL ASSOCIATES, L.P., a New York limited partnership

SARWIL ASSOCIATES II, L.P., a New York limited partnership

SCOTTSDALE FASHION SQUARE LLC, a Delaware limited liability company

SCOTTSDALE FASHION SQUARE PARTNERSHIP, an Arizona general partnership

SDG MACERICH PROPERTIES, L.P., a Delaware limited partnership

SHOPPINGTOWN MALL HOLDINGS, LLC, a Delaware limited liability company

SHOPPINGTOWN MALL, LLC, a Delaware limited liability company

SHOPPINGTOWN MALL, L.P., a Delaware limited partnership

SM EASTLAND MALL, LLC, a Delaware limited liability company

SM GRANITE RUN MALL, L.P., a Delaware limited partnership

SM VALLEY MALL, LLC, a Delaware limited liability company

SM PORTFOLIO LIMITED PARTNERSHIP, a Delaware limited partnership

SOUTHRIDGE ADJACENT, LLC, a Delaware limited liability company

SUPERSTITION SPRINGS HOLDING LLC, a Delaware limited liability company

THE MACERICH PARTNERSHIP, L.P., a Delaware limited partnership

THE MARKET AT ESTRELLA FALLS LLC, an Arizona limited liability company

THE WESTCOR COMPANY LIMITED PARTNERSHIP, an Arizona limited partnership

THE WESTCOR COMPANY II LIMITED PARTNERSHIP, an Arizona limited partnership

TOWNE MALL, L.L.C., a Delaware limited liability company

TOWNE SPC, INC., a Delaware corporation

TWC BORGATA HOLDING, L.L.C., an Arizona limited liability company

TWC CHANDLER LLC, a Delaware limited liability company

TWC SCOTTSDALE CORP., an Arizona corporation

TWC SCOTTSDALE MEZZANINE, L.L.C., an Arizona limited liability company

TWC TUCSON, LLC, an Arizona limited liability company

TWC II-PRESCOTT MALL, LLC, a Delaware limited liability company

TWC II PRESCOTT MALL SPE LLC, a Delaware limited liability company

TYSONS CORNER HOLDINGS LLC, a Delaware limited liability company

TYSONS CORNER LLC, a Virginia limited liability company

TYSONS CORNER PROPERTY HOLDINGS LLC, a Delaware limited liability company

TYSONS CORNER PROPERTY HOLDINGS II LLC, a Delaware limited liability company

TYSONS CORNER PROPERTY LLC, a Virginia limited liability company

WALLEYE LLC, a Delaware limited liability company

WALLEYE RETAIL INVESTMENTS LLC, a Delaware limited liability company

WALLEYE TRS HOLDCO, INC., a Delaware corporation

WALTON RIDGMAR, G.P., L.L.C., a Delaware limited liability company

WEST ACRES DEVELOPMENT, LLP, a North Dakota limited liability partnership

WESTCOR 303 CPC LLC, an Arizona limited liability company

WESTCOR 303 RSC LLC, an Arizona limited liability company

WESTCOR 303 WCW LLC, an Arizona limited liability company

WESTCOR/303 AUTO PARK LLC, an Arizona limited liability company

WESTCOR/303 LLC, an Arizona limited liability company

WESTCOR/BLACK CANYON MOTORPLEX LLC, an Arizona limited liability company

WESTCOR/BLACK CANYON RETAIL LLC, an Arizona limited liability company

WESTCOR/CASA GRANDE LLC, an Arizona limited liability company

WESTCOR/COOLIDGE LLC, an Arizona limited liability company

WESTCOR/GILBERT, L.L.C., an Arizona limited liability company

WESTCOR/GILBERT PHASE 2 LLC, an Arizona limited liability company

WESTCOR/GOODYEAR, L.L.C., an Arizona limited liability company

WESTCOR GOODYEAR PC LLC, an Arizona limited liability company

WESTCOR GOODYEAR RSC LLC, an Arizona limited liability company

WESTCOR LA ENCANTADA, L.P., a Delaware limited partnership

WESTCOR MARANA LLC, an Arizona limited liability company

WESTCOR/MERIDIAN LLC, an Arizona limited liability company

WESTCOR ONE SCOTTSDALE LLC, an Arizona limited liability company

WESTCOR/PARADISE RIDGE, L.L.C., an Arizona limited liability company

WESTCOR PARADISE RIDGE RSC LLC, an Arizona limited liability company

WESTCOR/QUEEN CREEK LLC, an Arizona limited liability company

WESTCOR REALTY LIMITED PARTNERSHIP, a Delaware limited partnership

WESTCOR SANTAN ADJACENT LLC, a Delaware limited liability company

WESTCOR SANTAN VILLAGE LLC, an Arizona limited liability company

WESTCOR SURPRISE CPC LLC, an Arizona limited liability company

WESTCOR SURPRISE RSC LLC, an Arizona limited liability company

WESTCOR SURPRISE WCW LLC, an Arizona limited liability company

WESTCOR/SURPRISE LLC, an Arizona limited liability company

WESTCOR/SURPRISE AUTO PARK LLC, an Arizona limited liability company

WESTCOR TRS LLC, a Delaware limited liability company

WESTDAY ASSOCIATES LLC, a Delaware limited liability company

WESTLINC ASSOCIATES, an Arizona general partnership

WESTPEN ASSOCIATES LLC, a Delaware limited liability company

WILMALL ASSOCIATES, L.P., a New York limited partnership

WILSAR, LLC, a Delaware limited liability company

WILSAR SPC, INC., a Delaware corporation

WILTON MALL, LLC, a Delaware limited liability company

WILTON SPC, INC., a Delaware corporation

WMAP, L.L.C., a Delaware limited liability company

WMGTH, INC., a Delaware corporation

WM INLAND ADJACENT LLC, a Delaware limited liability company

WM INLAND INVESTORS IV GP LLC, a Delaware limited liability company

WM INLAND INVESTORS IV LP, a Delaware limited partnership

WM INLAND LP, a Delaware limited partnership

WM INLAND (MAY) IV, L.L.C., a Delaware limited liability company

WM RIDGMAR, L.P., a Delaware limited partnership

WP CASA GRANDE RETAIL LLC, an Arizona limited liability company

ZENGO RESTAURANT SANTA MONICA LLC, a Delaware limited liability company

QuickLinks

  Exhibit 21.1